SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): OCTOBER 1, 2002



                             VIASYSTEMS GROUP, INC.
               (Exact name of Registrant as specified in charter)




          DELAWARE                      001-15755                75-2668620
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)



                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (314) 727-2087


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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

           On October 1, 2002, Viasystems Group, Inc. ("Group") and Viasystems, Inc. ("Viasystems", and together with Group, the "Companies") filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York.

           A copy of the press release issued by Group dated October 2, 2002 announcing the filing is attached as an exhibit hereto and is hereby incorporated by reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a)       Not applicable.

           (b)       Not applicable.

           (c)       Exhibits.

                     99.1 Press Release, dated October 2, 2002, announcing the Companies' filing of a voluntary petition for reorganization.












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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     VIASYSTEMS GROUP, INC.

Dated: October 2, 2002               By: /s/ Joseph S. Catanzaro
                                         -----------------------------------
                                         Joseph S. Catanzaro
                                         Senior Vice President and
                                         Chief Financial Officer













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                                INDEX TO EXHIBITS


Exhibit Number                                   Exhibit
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    99.1                   Press Release, dated as of October 2, 2002,
                           announcing that the Companies filed a voluntary petition for reorganization under Chapter 11 of the U.S. Bankruptcy Code.














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